Exhibit 10.5


                                 ZENASCENT, INC.
                                1 Montauk Highway
                              Southampton, NY 11968


October 22, 2002

Mr. Chester English
English Distribution LLC
241 Bradley Place
Palm Beach, Florida 33480

Re: Distribution of Media Properties

Dear Chester:

This letter agreement (the "Agreement") sets forth our agreement with respect to the distribution of certain media properties of Big Content, Inc. ("BC") and certain other matters. The following are the terms and conditions of our agreement:

1. English Distribution LLC ("English") shall have the right to sell the foreign television rights of certain media properties of BC which are based on boxing content, including the Heavyweight Explosion Series (except for Eurosport Sales) and Thunderbox television series. In connection with any sale (each, a "Sale") of such foreign television rights, English shall be entitled to receive a twenty percent (20%) commission of the collected gross revenues of such Sale; provided that if English decides in its sole discretion to advance any monies relating to a Sale, the commission shall be increased to thirty percent (30%) of the collected gross revenues. English is designated as the party to collect the funds from the Sales and then retain its commission from the collection. Pursuant to a Consulting Agreement (the "Consulting Agreement") dated as of March, 2002 by and among Zenascent, Inc. ("Zenascent"), BC, Cedric Kushner Promotions, Ltd. ("CKP"), Cedric Kushner Boxing, Inc. ("CKB"), and Livingston Investments, LLC ("Livingston"), Livingston is entitled to a commission equal to twenty percent (20%) of the Net Revenues (as defined in the Consulting Agreement) derived by BC from the sale, licensing or other exploitation (collectively, "Exploitation") of the Library (as defined in the Consulting Agreement). However, English shall now receive all commissions related to the Exploitation of the Library (the "English Designation") at the rates listed above. These commissions shall not be considered a Covered Payment (as defined under the Consulting Agreement). To the extent English engages a third party agent in connection with a Sale, 5% of the commission with respect to such Sale shall be allocated to English and shall constitute a Covered Payment. This Agreement shall cover the English sale concerning Globosat license agreement dated February 26, 2002. In addition, English shall be reimbursed for agreed upon reimbursement expenses.

2. Livingston and Mackin Charitable Remainder Trust ("Mackin") are hereby authorized to collect any payments due to them respectively under the Consulting Agreement and the Promissory Note (the "Promissory Note") by CKB, as Maker, and Mackin, as Obligee, dated March 2002, directly from foreign television revenue, library sales or other revenues (collectively referred to as the "Revenues") derived by CKB, CKP, BC, or any affiliate entities thereof (the "Kushner Group") without having to provide prior notice under any provisions of the forementioned agreements (provided that Livingston or Mackin, as applicable, shall give notice upon such collection). Livingston is also authorized to collect any revenues due to English directly from the Revenues and pay it to ED. These amounts may be collected if any payments are not received by the due date under the Consulting Agreement, the Promissory Note, or this Agreement. All third parties, including entities where English is an owner or agent for, are authorized to pay these funds directly to Livingston or Mackin, and Livingston and Mackin are authorized to notify the third parties regarding the direct payment, without any further authorization from the Kushner Group. However, the Kushner Group will execute any and all documents required to enable this direct payment. All remedies available under the Consulting Agreement and Promissory Note will still be available to Livingston and Mackin in addition to the remedies provided herein. Livingston and Mackin are authorized to receive direct payments, on all revenues, but specifically the following transactions: 1) English sale concerning Globosat license agreement, 2) Eurosport sale regarding Heavyweight Explosion and World Championship Tape, 3) Library sale to ESPN Classics (worldwide), 4) Heavyweight Explosion and Thunderbox sale to Fox Sports Australia and 5) Library sale to KO TV in London, 6) revenues derived from EMNET and 7) revenues derived from Star ESPN Far East.

3. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO NEW YORK CONFLICT OF LAW PRINCIPLES. All disputes hereunder shall be subject to binding arbitration under the rules of the American Arbitration Association, which arbitration shall be held in New York City, and conducted in the following manner. The party demanding arbitration shall give the other party five days' written notice of the claim, together with the name of a proposed arbitrator experienced in similar matters and who has no relationship to either party. If the party receiving notice of the claim does not agree with the selection of the arbitrator, then such party shall petition a federal district judge in New York, New York to appoint an arbitrator within 30 days (or as soon as a hearing can reasonably be scheduled) of receipt of notice of the demand from arbitration from the other party. The arbitrator so selected shall hear arguments within 10 days after appointment and shall render a decision within 5 days after the close of arguments and the submission of briefs (if requested by the arbitrator). The expenses of the arbitrator shall be borne equally by the parties. Pending the decision by the arbitrator, each party shall continue to be bound by all the terms and conditions of this Agreement and shall continue to make all payments to the other party required to be made hereunder. The arbitrator is authorized to award


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


     exemplary damages and to enjoin activity contrary to the terms of this Agreement. The award of the arbitrator may be entered and is specifically enforceable in any state or federal court having jurisdiction of the parties.

4. This Agreement may be executed in counterpart copies, each of which shall serve as an original, but all copies of which together constitute a single agreement. Facsimile machine copies of this Agreement may be executed by the parties and shall be deemed as binding as if originals had been executed. This Agreement may not be assigned by a party without the prior written consent of the other parties. This Agreement shall be binding upon each of the parties hereto and its respective legal representatives, successors and assigns. An "affiliate" of, or a person (or entity) "affiliated" with a specified person (or entity) is a person (or entity) that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person (or entity) specified. All notices and other communications between the parties hereunder shall be in writing and shall be deemed received when sent by telex or telecopier or delivered in person or five days after deposited in the United States mails, postage prepaid, certified or registered mail return receipt requested, addressed to the intended party at the address below, or such other address as such intended party may supply by written notice.


     Big Content, Inc.
     1 Montauk Highway
     Southampton, NY 11968
     Attention: Jim DiLorenzo

     Zenascent, Inc.
     1 Montauk Highway
     Southampton, NY 11968
     Attention: Jim DiLorenzo

     Cedric Kushner Boxing, Inc.
     1 Montauk Highway
     Southampton, NY 11968
     Attention: Jim DiLorenzo

     Cedric Kushner Promotions, Ltd.
     1 Montauk Highway
     Southampton, NY 11968
     Attention: Jim DiLorenzo

     English Distribution LLC/Livingston Investments LLC
     241 Bradley Place
     Palm Beach, Florida 33480
     Attention: Chester English


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If this letter agreement accurately sets forth our agreement, please execute below where indicated and forward a copy to the address set forth above.

Regards,

BIG CONTENT, INC.


By: /s/ James DiLorenzo
    ------------------------
Name:  James DiLorenzo
Title: President


ACCEPTED AND AGREED TO:


ENGLISH DISTRIBUTION LLC


By: /s/ Chester English
    ------------------------
Name:  Chester English
Title: Managing Member

ZENASCENT, INC.


By: /s/ James DiLorenzo
    ------------------------
Name:  James DiLorenzo
Title: Executive Vice President


CEDRIC KUSHNER PROMOTIONS, LTD.


By: /s/ James DiLorenzo
    ------------------------
Name:  James DiLorenzo
Title: President


CEDRIC KUSHNER BOXING, INC.


By: /s/ James DiLorenzo
    ------------------------
Name:  James DiLorenzo
Title: Executive Vice President


LIVINGSTON INVESTMENTS, LLC


By: /s/ Chester English
    ------------------------
Name:  Chester English
Title: Managing Member


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


MACKIN CHARITABLE REMAINDER TRUST


By: /s/ Adrenee English
    ------------------------
Name: Adrenee English
Title:   Trustee


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